================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-34494) UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 12

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 13

                             VANGUARD INSTITUTIONAL
                                   INDEX FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     100 VANGUARD BOULEVARD, P.O. BOX 2600,
                             MALVERN, PA 19355-0741
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE

            on March 30, 1998 pursuant to paragraph (a) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1997 ON FEBRUARY --, 1998.


================================================================================

                       VANGUARD INSTITUTIONAL INDEX FUND

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                    LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Fund and Trust Expenses
    Item 3.   Condensed Financial Information...............   Fund Expenses, Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               Investment Risks; General Information
    Item 5.   Management of the Fund........................   Management and Investment Advisory
                                                               Services
   Item 5A.   Management's Discussion of Fund Performance...   Herein incorporated by reference to
                                                               Registrant's Annual Report to
                                                               Shareholders dated December 31, 1997
                                                               filed with the Securities and
                                                               Exchange Commission's EDGAR system on
                                                                 --  , 1998
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Shares; The Share
                                                               Price of the Fund and Each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Opening an Account and Purchasing
                                                               Shares; Exchanging Shares; Exchange
                                                               Privilege Limitations
    Item 8.   Redemption or Repurchase......................   Selling Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                      LOCATION IN STATEMENT
ITEM NUMBER                                                    OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Not Applicable
   Item 13.   Investment Objectives and Policies............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Registrant..................   Management and Advisory Services
   Item 15.   Control Persons and Principal Holders
              of Securities.................................   Not Applicable
   Item 16.   Investment Advisory and Other Services........   Management and Advisory Services
   Item 17.   Brokerage Allocation and Other Practices......   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities............   Description of Shares and Voting
                                                               Rights
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Not Applicable
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Performance Data..............   Yield and Total Return; Performance
                                                               Measures
   Item 23.   Financial Statements..........................   Financial Statements

                              VANGUARD INDEX TRUST

                             PROSPECTUS SUPPLEMENT

                                 MARCH 30, 1998


On March 30, 1998, a subscription period will begin for three new Portfolios of Vanguard Index Trust: the Mid Capitalization Stock Portfolio, Small Capitalization Value Stock Portfolio, and Small Capitalization Growth Stock Portfolio. The subscription period, held for the purpose of accumulating capital prior to the start of investment activities, will last through May 12, 1998. Fund assets will be invested in money market instruments throughout the subscription period. For the duration of this period, the Portfolios will charge no transaction fees.

     Beginning May 13, each Portfolio will charge an automatic transaction fee on purchases of shares (including exchanges from other Vanguard funds, but not including reinvested dividends and capital gains). The fees are 0.25% for the Mid Capitalization Stock Portfolio and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios. These fees, paid directly to the Portfolios, are designed to offset the higher costs of purchasing certain types of securities.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED JANUARY 9, 1998
PROSPECTUS
MARCH 30, 1998

VANGUARD INSTITUTIONAL INDEX FUND
         - INSTITUTIONAL SHARES
         - INSTITUTIONAL PLUS SHARES

VANGUARD INDEX TRUST

Institutional Shares

of

- TOTAL STOCK MARKET
  PORTFOLIO

- EXTENDED MARKET
  PORTFOLIO

- MID CAPITALIZATION
  STOCK PORTFOLIO

- SMALL CAPITALIZATION
  STOCK PORTFOLIO

- VALUE PORTFOLIO

- SMALL CAPITALIZATION
  VALUE STOCK PORTFOLIO

- GROWTH PORTFOLIO

- SMALL CAPITALIZATION
  GROWTH STOCK PORTFOLIO

This prospectus contains
financial data for the
Fund and the Trust through
the fiscal year ended
December 31, 1997.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INSTITUTIONAL SHARES OF THE MID CAPITALIZATION STOCK PORTFOLIO, THE VALUE PORTFOLIO, THE SMALL CAPITALIZATION VALUE STOCK PORTFOLIO, THE GROWTH PORTFOLIO AND THE SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO, MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATES IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR VANGUARD INSTITUTIONAL INDEX FUND, AS WELL AS THE EXISTING PORTFOLIOS OF VANGUARD INDEX TRUST, PLEASE CONTACT VANGUARD'S INSTITUTIONAL INVESTOR GROUP AT 1-800-523-1036.

                              [GRAPHIC OF SHIP]

                               [VANGUARD LOGO]

Vanguard Institutional Index Fund
Vanguard Index Trust

Stock Index Mutual Funds

Contents

Fund Profiles                                -

Fund Expenses                                -

Financial Highlights                         -

A Word About Risk                            -

The Funds' Objectives                        -

Who Should Invest                            -

Investment Strategy                          -

Investment Policies                          -

Investment Limitations                       -

Investment
Performance                                  -

Share Price                                  -

Dividends, Capital
Gains, and Taxes                             -

The Funds and
Vanguard                                     -

Investment Adviser                           -

General Information                          -

Investing
with Vanguard

Accessing Fund Information by
Computer                                     -

Prospectus Postscript                        -

Glossary                               Inside Back Cover

Investment Objective and Policies
The Vanguard index funds (the "Funds") offered in this prospectus are Vanguard Institutional Index Fund and eight Portfolios of Vanguard Index Trust.

         Vanguard Institutional Index Fund is an open-end investment company that seeks to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index.

         Vanguard Index Trust is an open-end investment company that includes eight* separate, diversified mutual fund portfolios: Total Stock Market, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin issuing Institutional Shares until March 30, 1998. Each Trust Portfolio seeks to match, as closely as possible, the performance of a different stock market index. One index reflects the entire U.S. stock market; the seven other indexes focus on specific stock market segments. You can buy shares in any of the eight Portfolios that meet your investment needs; you do not have to buy shares in all eight.

         Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Funds track their respective indexes.

         You should note that none of the Funds' shares are guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Funds.

*The 500 Portfolio of Vanguard Index Trust is not included in this prospectus since it does not offer Institutional Shares.

Important Note
Vanguard Institutional Index Fund offers two separate classes of shares:
Institutional and Institutional Plus. The Institutional Shares are designed for investors who meet the investment minimum of $10 million and may require special employee benefit plan services. The Institutional Plus Shares are designed for investors who meet the investment minimum of $200 million and do not require special employee benefit plan services.

         Each Portfolio of Vanguard Index Trust also offers two separate classes of shares: Institutional and Investor. This prospectus is intended for investors who qualify for Institutional Shares, which have an investment minimum of $10 million. Each Portfolio also offers Investor Shares, which have an investment minimum of $3,000 and are offered by a separate prospectus (you can obtain a copy of this prospectus by calling Vanguard). Certain information on Vanguard Index Trust's Investor Shares is also included in this prospectus.

Note that the Fund's and the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.

Fees and Expenses
The Funds are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratios of the Funds.

         Five Portfolios charge a fee on purchases: 0.25% for the Extended Market and Mid Capitalization Stock Portfolios, 0.5% for the Small Capitalization Stock Portfolio, and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios (fees apply to both Institutional Shares and Investor Shares).

Additional Information About the Funds
Statements of Additional Information (dated March 30, 1998) containing more information about the Funds are, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or by visiting the Securities and Exchange Commission's website (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Why Reading This Prospectus Is Important
This prospectus explains the objective, risks, and strategy of Vanguard Institutional Index Fund and of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide whether the Funds are the right investment for you. We suggest that you keep it for future reference.

Funds Profile

Vanguard Institutional Index Fund
Vanguard Index Trust

Who Should Invest (page 11)
- Investors looking for a simple way to match the performance of a specific stock market index.
- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.
- Investors seeking growth of their capital over the long term -- at least five years.

Who Should Not Invest
-  Investors unwilling to accept significant fluctuations in share price.
-  Investors hoping to beat the stock market.

Risks of the Funds (pages 10 - 14)
The total returns of the Funds will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Funds are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk -- including risks specific to the Funds -- is provided beginning on page 10.

Dividends and Capital Gains (page 19)
Vanguard Institutional Index Fund and three of Vanguard Index Trust's Portfolios -- the Total Stock Market, Value, and Growth Portfolios -- pay dividends in March, June, September, and December. The Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios pay dividends in December. The Funds pay capital gains, if any, in December.

Investment Adviser (page 20)
Vanguard Core Management Group, Valley Forge, Pa., manages the Funds.

Average Annual Total Returns -- Institutional Shares
Periods Ended December 31, 1997

                                       1 Year    5 Years    10 Years
------------------------------------------------------------------------------
Institutional Index Fund --
  Institutional Shares                   - %        - %        - %*
------------------------------------------------------------------------------
Institutional Index Fund --
   Institutional Plus Shares             - *        --         --
------------------------------------------------------------------------------
Total Stock Market                       - *        --         --
Wilshire 5000 Index                      - *        --         --
------------------------------------------------------------------------------
Extended Market**                        - *        --         --
Wilshire 4500 Index                      - *        --         --
------------------------------------------------------------------------------
SmallCap Stock**                         - *        --         --
Russell 2000 Index                       - *        --         --
------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

Average Annual Total Returns -- Investor Shares
Periods Ended December 31, 1997

                            1 Year     5 Years   10 Years
---------------------------------------------------------
Total Stock Market             -%         -%         -%*
Wilshire 5000 Index            -          -          -*
---------------------------------------------------------
Extended Market**              -          -          -
Wilshire 4500 Index            -          -          -
---------------------------------------------------------
SmallCap Stock**               -          -          -
Russell 2000 Index             -          -          -
---------------------------------------------------------
Value                          -          -          -*
S&P/BARRA Value Index          -          -          -*
---------------------------------------------------------
Growth                         -          -          -*
S&P/BARRA Growth Index         -          -          -*
---------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


Institutional Index Fund

----------------------------------------------------------------------------------------
                                    Institutional Shares      Institutional Plus Shares
----------------------------------------------------------------------------------------
Inception Date:                          7/31/90                        7/7/97
Net Assets as of 12/31/97:                 $-                             $-
Portfolio Expense Ratio for the

----------------------------------------------------------------------------------------
                                    Institutional Shares      Institutional Plus Shares
----------------------------------------------------------------------------------------

     Period Ended 12/31/97:                 -%                             -%
Transaction Fee on Purchases:              None*                          None*
Newspaper Abbreviation:                   InstIdx                       InstPlus
Vanguard Fund Number:                       094                            854
CUSIP Number:                            922040100                      922040209
Quotron Symbol:                           VINIX.Q                        VIIIX.Q

*Vanguard Institutional Index Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.


Index Trust -- Institutional Shares

----------------------------------------------------------------------------------------------------
                                             Total Stock          Extended             MidCap
                                               Market              Market               Stock
----------------------------------------------------------------------------------------------------
Inception Date:                                7/7/97              7/7/97              3/30/98
Net Assets as of 12/31/97:                        -                   -                  None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -%                  -%                  N/A
Transaction Fee on Purchases:                   None*              0.25%                 0.25%
Newspaper Abbreviation:                       TotStIst            ExtenIst             MidCapIst
Vanguard Fund Number:                            855                 856                  864
CUSIP Number:                                 922908801           922908884                -
Quotron Symbol:                                VITSX.Q             VIEIX.Q                 -

*The Total Stock Market Portfolio - Institutional Shares reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.

----------------------------------------------------------------------------------------------------
                                              SmallCap                                SmallCap
                                                Stock               Value               Value
----------------------------------------------------------------------------------------------------
Inception Date:                                7/7/97              3/30/98             3/30/98
Net Assets as of 12/31/97:                        -                 None                 None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -                  N/A                 N/A
Transaction Fee on Purchases:                   0.5%                None                1.00%
Newspaper Abbreviation:                       SmCapIst             ValIst             SmValIst
Vanguard Fund Number:                            857                 867                 865
CUSIP Number:                                 922908876               -                   -
Quotron Symbol:                                 VSCIX.Q               -                   -

----------------------------------------------------------------------------------------------------
                                                                  SmallCap
                                               Growth              Growth
----------------------------------------------------------------------------------------------------
Inception Date:                                3/30/98             3/30/98
Net Assets as of 12/31/97:                      None                None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                        N/A                 N/A
Transaction Fee on Purchases:                   None                1.00%
Newspaper Abbreviation:                        GroIst              SmGroIst
Vanguard Fund Number:                            868                 866

----------------------------------------------------------------------------------------------------
                                                                  SmallCap
                                               Growth              Growth
----------------------------------------------------------------------------------------------------
CUSIP Number:                                     -                   -
Quotron Symbol:                                   -                   -


Index Trust -- Investor Shares

----------------------------------------------------------------------------------------------------
                                             Total Stock          Extended             MidCap
                                               Market              Market               Stock
----------------------------------------------------------------------------------------------------
Inception Date:                               4/27/92             12/21/87             3/30/98
Net Assets as of 12/31/97:                   $- billion          $- billion             None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                        -%                  -%                  N/A
Transaction Fee on Purchases:                   None                0.25%               0.25%
Newspaper Abbreviation:                         TotSt               Exten              MidCap
Vanguard Fund Number:                            085                 098                 859
CUSIP Number:                                 922908306           922908207               -
Quotron Symbol:                                VTSMX.Q              VEXMX.Q               -


----------------------------------------------------------------------------------------------------
                                              SmallCap                                SmallCap
                                                Stock               Value               Value
----------------------------------------------------------------------------------------------------
Inception Date:                                10/3/60             11/2/92             3/30/98
Net Assets as of 12/31/97:                   $- billion          $- billion             None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -                   -                  N/A
Transaction Fee on Purchases:                   0.5%                None                1.00%
Newspaper Abbreviation:                         SmCap               Value              SmValue
Vanguard Fund Number:                            048                 006                 860
CUSIP Number:                                 922908702           922908405               -
Quotron Symbol:                                NAESX.Q             VIVAX.Q                -


----------------------------------------------------------------------------------------------------
                                                                  SmallCap
                                               Growth              Growth
----------------------------------------------------------------------------------------------------
Inception Date:                                11/2/92             3/30/98
Net Assets as of 12/31/97:                   $- billion              None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -                  N/A
Transaction Fee on Purchases:                   None                1.00%
Newspaper Abbreviation:                        Growth             SmGrowth
Vanguard Fund Number:                            009                 861
CUSIP Number:                                 922908504               -
Quotron Symbol:                                VIGRX.Q                -

Fund Expenses

The examples below are designed to help you understand the costs you would bear as an investor in the Funds.

Shareholder Transaction Expenses and Fees

Institutional Index Fund*

Sales Load Imposed on Purchases:                              None
Transaction Fee on Purchases:                                 None**
Sales Load Imposed on Reinvested Dividends:                   None
Redemption Fees:                                              None
Exchange Fees:                                                None

*Applies to both Institutional Shares and Institutional Plus Shares.

**Vanguard Institutional Index Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.



Index Trust*

Sales Load Imposed on Purchases:                     None
Transaction Fee on Purchases**:                      None
   Extended Market Portfolio:                        0.25%
   Mid Capitalization Stock Portfolio:               0.25%
   Small Capitalization Stock Portfolio:             0.50%
   Small Capitalization Value Stock Portfolio:       1.00%
   Small Capitalization Growth Stock Portfolio:      1.00%
   Total Stock Market***, Value, and
       Growth Portfolios:                            None
Sales Load Imposed on Reinvested Dividends:          None
Redemption Fees:                                     None
Exchange Fees:                                       None

*Applies to both Institutional Shares and Investor Shares.

**The transaction fee is deducted from all purchases (including exchanges from the other Vanguard funds) but not from reinvested dividends and capital gains.
***The Total stock Market Portfolio (Institutional Shares) reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.



Vanguard's Fees

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions -- and not by shareholders already in the portfolio.

   At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.

   The next tables illustrate the expenses that you can incur, outside of transaction and maintenance fees, as a shareholder in either of the Funds. These expenses are deducted from the Funds' income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the Funds, providing services, and other activities. The expenses for Vanguard Institutional Index Fund; the Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios; and the Investor Shares of the Value Portfolio and the Growth Portfolio, as shown in the table, are based upon those incurred in the fiscal year ended December 31, 1997. The expenses shown for the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios (Institutional and Investor Shares), as well as for the Institutional Shares of the Value Portfolio and the Growth Portfolio, are estimates for their first full year of operations.


Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Institutional Index Fund's (Institutional Shares) expense ratio in fiscal year 1997 was -%, or $- per $1,000 of average net assets. The average equity index fund had expenses in 1997 of -%, or $- per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

Fund Operating Expenses

Institutional Index Fund

--------------------------------------------------------------------------------------------
                                     Institutional Shares     Institutional Plus Shares
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                   -                            -
Investment Advisory Expenses:                None                         None
12b-1 Marketing Fees:                        None                         None
Other Expenses
   Marketing and Distribution
      Expenses:                               -                            -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                -                            -
--------------------------------------------------------------------------------------------
Total Other Expenses:                         -                            -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                        -                            -
============================================================================================


Index Trust -- Institutional Shares

--------------------------------------------------------------------------------------------
                                       Total Stock       Extended           MidCap
                                         Market           Market             Stock
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                -                -                 -
Investment Advisory Expenses:             None             None              None
12b-1 Marketing Fees:                     None             None              None
Other Expenses

--------------------------------------------------------------------------------------------
                                       Total Stock       Extended           MidCap
                                         Market           Market             Stock
--------------------------------------------------------------------------------------------
   Marketing and Distribution
      Expenses:                            -                -                 -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):             -                -                 -
--------------------------------------------------------------------------------------------
Total Other Expenses:                      -                -                 -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                     -                -                 -
============================================================================================


--------------------------------------------------------------------------------------------
                                        SmallCap                               SmallCap
                                          Stock              Value               Value
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                -                  -                   -
Investment Advisory Expenses:             None               None                None
12b-1 Marketing Fees:                     None               None                None
Other Expenses
   Marketing and Distribution
      Expenses:                            -                  -                   -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):             -                  -                   -
--------------------------------------------------------------------------------------------
Total Other Expenses:                      -                  -                   -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                     -                  -                   -
============================================================================================

--------------------------------------------------------------------------------------------
                                                                           SmallCap
                                                     Growth                 Growth
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                            -                      -
Investment Advisory Expenses:                         None                   None
12b-1 Marketing Fees:                                 None                   None
Other Expenses
   Marketing and Distribution
      Expenses:                                        -                      -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                         -                      -
--------------------------------------------------------------------------------------------
Total Other Expenses:                                  -                      -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                                 -                      -
============================================================================================


Index Trust -- Investor Shares

--------------------------------------------------------------------------------------------
                                           Total Stock       Extended            MidCap
                                             Market           Market              Stock
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                    -                -                  -
Investment Advisory Expenses:                 None             None               None
12b-1 Marketing Fees:                         None             None               None
Other Expenses

--------------------------------------------------------------------------------------------
                                           Total Stock       Extended            MidCap
                                             Market           Market              Stock
--------------------------------------------------------------------------------------------
   Marketing and Distribution
      Expenses:                                -                -                  -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                 -                -                  -
--------------------------------------------------------------------------------------------
Total Other Expenses:                          -                -                  -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                         -                -                  -
============================================================================================

--------------------------------------------------------------------------------------------
                                            SmallCap                            SmallCap
                                              Stock            Value              Value
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                    -                 -                 -
Investment Advisory Expenses:                 None              None              None
12b-1 Marketing Fees:                         None              None              None
Other Expenses
   Marketing and Distribution
      Expenses:                                -                 -                 -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                 -                 -                 -
--------------------------------------------------------------------------------------------
Total Other Expenses:                          -                 -                 -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                         -                 -                 -
============================================================================================

--------------------------------------------------------------------------------------------
                                                                               SmallCap
                                                           Growth               Growth
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                                  -                     -
Investment Advisory Expenses:                               None                  None
12b-1 Marketing Fees:                                       None                  None
Other Expenses
   Marketing and Distribution
      Expenses:                                              -                     -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                               -                     -
--------------------------------------------------------------------------------------------
Total Other Expenses:                                        -                     -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                                       -                     -
--------------------------------------------------------------------------------------------


   The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment in the Funds over various periods. These examples assume that (1) the Funds provide a return of 5% a year, and (2) you redeem your investment at the end of each period.

Institutional Index Fund

----------------------------------------------------------------------------------
                                     1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------------------------
Institutional Shares                  $ -       $ -        $ -         $ -
Institutional Plus Shares             $ -       $ -        $ -         $ -
----------------------------------------------------------------------------------

Index Trust -- Institutional Shares

----------------------------------------------------------------------------------
 Portfolio                      1 Year     3 Years     5 Years    10 Years
----------------------------------------------------------------------------------
Total Stock Market               $ -        $ -         $ -         $ -
Extended Market                    -          -           -           -
MidCap Stock                       -          -           -           -
SmallCap Stock                     -          -           -           -
Value                              -          -           -           -
SmallCap Value Stock               -          -           -           -
Growth                             -          -           -           -
SmallCap Growth Stock              -          -           -           -
----------------------------------------------------------------------------------


Index Trust -- Investor Shares

----------------------------------------------------------------------------------
Portfolio                     1 Year      3 Years        5 Years       10 Years
----------------------------------------------------------------------------------
Total Stock Market             $  2         $  7           $12            $28
Extended Market                   8           13            19             37
MidCap Stock                      5           11            17             34
SmallCap Stock                    8           13            19             37
Value                             2            6            11             26
SmallCap Value Stock             10           15            21             39
Growth                            2            6            11             26
SmallCap Growth Stock            10           15            21             39
----------------------------------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future, which may be higher or lower than those shown.


Financial Highlights

The following financial highlights tables show the results for a share outstanding of Vanguard Institutional Index Fund (Institutional Shares and Institutional Plus Shares), as well as an Institutional Share outstanding of the Total Stock Market, Extended Market, and Small Capitalization Stock Market Portfolios* for each of the last ten years ended December 31, 1997 (or each year since the Fund's or Portfolio's inception date). The tables also show the results for an Investor Share outstanding of the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios** for each of the last ten years ended December 31, 1997 (or each year since the Portfolio's inception date). The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the financial statements and accompanying notes of the Funds, which appear, along with the audit reports from Price Waterhouse, in the Funds' most recent annual reports to shareholders. The annual reports are incorporated by reference in the Statements of Additional Information and in this prospectus, and contain a more complete discussion of the Funds' performance. You may have the reports sent to you without charge by contacting Vanguard (see back cover).




*The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin issuing Institutional Shares until March 30, 1998.

**The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.



                   How to Read the Financial Highlights Table

This explanation uses the Institutional Index Fund-Institutional Shares as an example. The Fund began fiscal 1997 with a net asset value (price) of $68.86 per share. During the year, the Fund earned $- per share from investment income (interest and dividends) and $- per share from investments that had appreciated in value or were sold for a price higher than the Fund paid for them. This resulted in total earnings of $- per share. Of those earnings, $- per share was returned to shareholders in distributions ($- in dividends, $- in capital gains). The earnings ($- per share) less distributions ($- per share) resulted in a share price of $- at the end of the fiscal year, an increase of $- per share (from $- at the start of the period to $- at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was -% for the year.

   As of December 31, 1997, the Fund had $- billion in net assets; an annualized expense ratio of -% ($- per $1,000 of net assets); and net investment income amounting to -% of its average net assets. It sold and replaced securities valued at -% of its total net assets.

------------------------------------------------------------------------------------------------------------------------
                                            INSTITUTIONAL INDEX FUND - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended December 31,
----------------------------------------------------------------------------------------------------------  7/31/90*-
                                               1997     1996     1995     1994     1993     1992     1991   12/31/90
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             -    $ 57.93   $43.22   $44.20   $41.45   $39.91   $31.62   $34.10
------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                           -       1.38     1.28     1.23     1.20     1.17     1.16      .52
 Net Realized and Unrealized Gain (Loss)
  on Investments                                 -      11.90    14.86     (.66)    2.92     1.79     8.35    (2.48)
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               -      13.28    16.14      .57     4.12     2.96     9.51    (1.96)
------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income            -      (1.36)   (1.27)   (1.21)   (1.19)   (1.17)   (1.16)    (.52)
 Distributions from Realized Capital Gains       -       (.99)    (.16)    (.34)    (.18)    (.25)    (.06)     --
------------------------------------------------------------------------------------------------------------------------
 Total Distributions                             -      (2.35)   (1.43)   (1.55)   (1.37)   (1.42)   (1.22)    (.52)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   -    $ 68.86   $57.93   $43.22   $44.20   $41.45   $39.91   $31.62
========================================================================================================================
Total Return                                     -      23.06%   37.60%    1.31%   10.02%    7.54%   30.34%   (5.74)%
========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)             -    $11,426   $6,674   $3,265   $3,103   $1,525   $1,069     $512
Ratio of Total Expenses to Average Net Assets    -       0.06%    0.06%    0.07%    0.07%    0.07%    0.08%    0.09%**
Ratio of Net Investment Income to
 Average Net Assets                              -       2.18%    2.49%    2.80%    2.72%    2.94%    3.15%    3.98%**
Portfolio Turnover Rate                          -          9%       4%+     23%+      4%+      9%+      4%       2%
Average Commission Rate Paid                     -    $ .0167      N/A      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------

 *Inception date.

**Annualized.

+ Portfolio turnover rates excluding in-kind redemptions were 4%, 19%, 3%, and 6%, respectively.

--------------------------------------------------------------------------------
                           INSTITUTIONAL INDEX FUND - INSTITUTIONAL PLUS SHARES
--------------------------------------------------------------------------------
                                                       7/7/97* -
                                                      12/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     -
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                   -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                         -
--------------------------------------------------------------------------------
  Total from Investment Operations                       -
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                    -
 Distributions from Realized Capital Gains               -
--------------------------------------------------------------------------------
 Total Distributions                                     -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           -
================================================================================
Total Return                                             -
================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                     -
Ratio of Total Expenses to Average Net Assets            -
Ratio of Net Investment Income to
 Average Net Assets                                      -
Portfolio Turnover Rate                                  -
Average Commission Rate Paid                             -
--------------------------------------------------------------------------------

*Inception date.

--------------------------------------------------------------------------------
                            TOTAL STOCK MARKET PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                             7/7/97* -
                                                            12/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           -
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                         -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                               -
--------------------------------------------------------------------------------
  Total from Investment Operations                             -
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                          -
 Distributions from Realized Capital Gains                     -
--------------------------------------------------------------------------------
 Total Distributions                                           -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                 -
================================================================================
Total Return                                                   -
================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                           -
Ratio of Total Expenses to Average Net Assets                  -
Ratio of Net Investment Income to
 Average Net Assets                                            -
Portfolio Turnover Rate                                        -
Average Commission Rate Paid                                   -
--------------------------------------------------------------------------------

*Inception date.

--------------------------------------------------------------------------------
                                EXTENDED MARKET PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                               7/7/97* -
                                                               12/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             -
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                           -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                 -
--------------------------------------------------------------------------------
  Total from Investment Operations                               -
--------------------------------------------------------------------------------
Distributions

--------------------------------------------------------------------------------
                                EXTENDED MARKET PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                               7/7/97* -
                                                               12/31/97
--------------------------------------------------------------------------------
 Dividends from Net Investment Income                            -
 Distributions from Realized Capital Gains                       -
--------------------------------------------------------------------------------
 Total Distributions                                             -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                   -
================================================================================
Total Return**                                                   -
================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                             -
Ratio of Total Expenses to Average Net Assets                    -
Ratio of Net Investment Income to
 Average Net Assets                                              -
Portfolio Turnover Rate                                          -
Average Commission Rate Paid                                     -
--------------------------------------------------------------------------------

*Inception date.

**Total return figures do not reflect transaction fees on purchases (0.5% until November 3, 1997; 0.25% thereafter).

---------------------------------------------------------------------------------------------------
                                   SMALL CAPITALIZATION STOCK PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------
                                                                                 7/7/97* -
                                                                                 12/31/97
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                -
---------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                                              -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                                    -
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                  -
---------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                                               -
 Distributions from Realized Capital Gains                                          -
---------------------------------------------------------------------------------------------------
 Total Distributions                                                                -
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      -
===================================================================================================
Total Return**                                                                      -
===================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                                -
Ratio of Total Expenses to Average Net Assets                                       -
Ratio of Net Investment Income to
 Average Net Assets                                                                 -
Portfolio Turnover Rate                                                             -
Average Commission Rate Paid                                                        -
---------------------------------------------------------------------------------------------------

*Inception date.

**Total return figures do not reflect the 0.5% transaction fee on purchases.

---------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL STOCK MARKET PORTFOLIO - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended December 31,                3/16/92* -
---------------------------------------------------------------------------------------------------------------------------
                                                          1997     1996     1995     1994     1993     12/31/92
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       -      $15.04   $11.37   $11.69   $10.84     $10.00
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                     -         .29      .29      .27      .26        .23
 Net Realized and Unrealized Gain (Loss) on Investments    -        2.84     3.75     (.29)     .88        .84
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         -        3.13     4.04     (.02)    1.14       1.07
---------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                      -        (.29)    (.28)    (.27)    (.26)      (.23)
 Distributions from Realized Capital Gains                 -        (.11)    (.09)    (.03)    (.03)       --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      -        (.40)    (.37)    (.30)    (.29)      (.23)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             -      $17.77   $15.04   $11.37   $11.69     $10.84
===========================================================================================================================
Total Return**                                             -       20.96%   35.79%   -0.17%   10.62%     10.41%
===========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                       -      $3,531   $1,571     $786     $512       $275
Ratio of Total Expenses to Average Net Assets              -        0.22%    0.25%    0.20%    0.20%      0.21%+
Ratio of Net Investment Income to Average Net Assets       -        1.86%    2.14%    2.35%    2.31%      2.42%+
Portfolio Turnover Rate                                    -           3%       3%       2%       1%         3%
Average Commission Rate Paid                               -      $.0216      N/A      N/A      N/A        N/A
---------------------------------------------------------------------------------------------------------------------------

 *  Inception date.

** Total return figures do not reflect the 0.25% transaction fee on purchases through 1995. Subscription period for the Portfolio was March 16 to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement began April 27, 1992.

 +  Annualized.

------------------------------------------------------------------------------------------------------------------------------
                               EXTENDED MARKET PORTFOLIO - INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------
                                           Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------
                                   1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                 -     $24.07   $18.52   $19.43   $17.35   $15.82   $11.48   $13.92   $11.60   $ 9.99
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income               -        .34      .30      .28      .23      .24      .25      .30      .26      .34
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                     -       3.85     5.95     (.62)    2.28     1.72     4.54    (2.25)    2.52     1.63
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment
   Operations                        -       4.19     6.25     (.34)    2.51     1.96     4.79    (1.95)    2.78     1.97
------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income                  -       (.34)    (.30)    (.28)    (.23)    (.25)    (.25)    (.33)    (.23)    (.20)
 Distributions from
  Realized Capital Gains             -      (1.72)    (.40)    (.29)    (.20)    (.18)    (.20)    (.16)    (.23)    (.16)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                -      (2.06)    (.70)    (.57)    (.43)    (.43)    (.45)    (.49)    (.46)    (.36)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                       -     $26.20   $24.07   $18.52   $19.43   $17.35   $15.82   $11.48   $13.92   $11.60
==============================================================================================================================
Total Return*                        -      17.65%   33.80%   -1.76%   14.49%   12.47%   41.85%  -14.05%   24.10%   19.75%
==============================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)                   -     $2,099   $1,523   $  967   $  928   $  585   $  372   $  179   $  147   $   35
Ratio of Total Expenses to
 Average Net Assets                  -       0.25%    0.25%    0.20%    0.20%    0.20%    0.19%    0.23%    0.23%    0.24%
Ratio of Net Investment
 Income to Average
 Net Assets                          -       1.42%    1.51%    1.51%    1.48%    1.73%    2.14%    2.68%    2.92%    2.90%
Portfolio Turnover Rate              -         22%      15%      19%      13%       9%      11%       9%      14%      26%
Average Commission Rate Paid         -     $.0235      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect transaction fees on purchases (0.5% in
 1995, 1996, and the 1997 period; 1% in 1992 through 1994). (Note: The transaction fee on purchases was reduced to 0.25% as of November 3, 1997.)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                      SMALL CAPITALIZATION STOCK PORTFOLIO - INVESTOR SHARES*
---------------------------------------------------------------------------------------------------------------
                                                                      Year Ended
                                                                      December 31,
-------------------------------------------------------------------------------------   2/1/94-   10/1/93-
                                                            1997      1996      1995   12/31/94    1/31/94
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          -     $18.61    $14.99     $16.24     $16.23
---------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                        -        .26       .24        .20        .05
 Net Realized and Unrealized Gain (Loss) on Investments       -       3.07      4.06       (.86)       .96
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              -       3.33      4.30       (.66)      1.01
---------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                         -       (.27)     (.23)      (.22)      (.18)
 Distributions from Realized Capital Gains                    -      (1.44)     (.45)      (.37)      (.82)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                           -      (1.71)     (.68)      (.59)     (1.00)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                -     $20.23    $18.61     $14.99     $16.24
===============================================================================================================
Total Return**                                                -      18.12%    28.74%     -4.00%      6.65%
===============================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          -     $1,713    $  971     $  605     $  533
Ratio of Total Expenses to Average Net Assets                 -       0.25%     0.25%      0.17%+     0.18%+
Ratio of Net Investment Income to Average Net Assets          -       1.51%     1.58%      1.50%+     1.16%+
Portfolio Turnover Rate                                       -         28%       28%        25%+        5%+
Average Commission Rate Paid                                  -     $.0245       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------


 * Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

** Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

+Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                           SMALL CAPITALIZATION STOCK PORTFOLIO - INVESTOR SHARES*
                                                                (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                         Year Ended September 30,
-------------------------------------------------------------------------------------------------------------------------
                                                                1993      1992     1991     1990++    1989      1988
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $12.63    $12.03   $ 8.55   $11.88    $11.96    $15.73
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                           .20       .19      .20      .17       .10       .03
 Net Realized and Unrealized Gain (Loss) on Investments         3.73       .88     3.60    (3.46)     2.13     (2.59)
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              3.93      1.07     3.80    (3.29)     2.23     (2.56)
-------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                           (.18)     (.18)    (.18)    (.04)     (.14)      --

 Distributions from Realized Capital Gains                      (.15)     (.29)    (.14)     --      (2.17)    (1.21)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (.33)     (.47)    (.32)    (.04)    (2.31)    (1.21)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $16.23    $12.63   $12.03   $ 8.55    $11.88    $11.96
=========================================================================================================================
Total Return**                                                 31.60%     9.34%   45.91%  -27.73%    18.83%   -14.30%
=========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          $  432    $  202   $  111   $   40    $   20    $   27
Ratio of Total Expenses to Average Net Assets                   0.18%     0.18%    0.21%    0.31%     1.00%     0.95%
Ratio of Net Investment Income to Average Net Assets            1.47%     1.65%    2.11%    1.91%     0.65%     0.24%
Portfolio Turnover Rate                                           26%       26%      33%      40%      160%       68%
Average Commission Rate Paid                                     N/A       N/A      N/A      N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------------------

* Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

** Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

++ Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.

-------------------------------------------------------------------------------------------------------------------------
                                                    VALUE PORTFOLIO - INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended December 31,
---------------------------------------------------------------------------------------------------------   11/2/92*-
                                                            1997      1996      1995      1994      1993    12/31/92
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           -    $14.79    $11.12    $11.74    $10.30      $10.00
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                         -       .37       .41       .38       .38         .07
 Net Realized and Unrealized Gain (Loss) on Investments        -      2.81      3.66      (.46)     1.50         .30
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             -      3.18      4.07      (.08)     1.88         .37
-------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                          -      (.38)     (.40)     (.38)     (.38)       (.07)
 Distributions from Realized Capital Gains                     -      (.57)      --       (.16)     (.06)        --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          -      (.95)     (.40)     (.54)     (.44)       (.07)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 -    $17.02    $14.79    $11.12    $11.74      $10.30
=========================================================================================================================
Total Return                                                   -     21.86%    36.94%    -0.73%    18.35%       3.70%
=========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                           -    $1,016    $  496    $  297    $  190      $   24
Ratio of Total Expenses to Average Net Assets                  -      0.20%     0.20%     0.20%     0.20%          0%**
Ratio of Net Investment Income to Average Net Assets           -      2.54%     3.06%     3.37%     3.26%       3.46%**
Portfolio Turnover Rate                                        -        29%       27%       32%       30%          4%
Average Commission Rate Paid                                   -    $.0188       N/A       N/A       N/A         N/A
-------------------------------------------------------------------------------------------------------------------------

*  Inception date.
** Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                              GROWTH PORTFOLIO - INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended December 31,
---------------------------------------------------------------------------------------------------------   11/2/92*-
                                                           1997       1996      1995      1994      1993    12/31/92
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          -     $13.97    $10.28    $10.20    $10.26     $10.00
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                        -        .22       .21       .21       .21        .06
 Net Realized and Unrealized Gain (Loss) on Investments       -       3.07      3.68       .08      (.06)       .26
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            -       3.29      3.89       .29       .15        .32
-------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                         -       (.22)     (.20)     (.21)     (.21)      (.06)
 Distributions from Realized Capital Gains                    -       (.14)      --        --         --        --
-------------------------------------------------------------------------------------------------------------------------

 Total Distributions                                          -       (.36)     (.20)     (.21)     (.21)      (.06)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                -     $16.90    $13.97    $10.28    $10.20     $10.26
=========================================================================================================================
Total Return                                                  -      23.74%    38.06%     2.89%     1.53%      3.19%
=========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          -     $  787    $  271    $   86    $   51     $   21
Ratio of Total Expenses to Average Net Assets                 -       0.20%     0.20%     0.20%     0.20%         0%**
Ratio of Net Investment Income to Average Net Assets          -       1.57%     1.71%     2.08%     2.10%      2.85%**
Portfolio Turnover Rate                                       -         29%       24%       28%       36%         2%
Average Commission Rate Paid                                  -     $.0183       N/A       N/A       N/A        N/A
-------------------------------------------------------------------------------------------------------------------------


*  Inception date.

** Annualized.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.



A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Institutional Index Fund or the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in the Funds, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Fund seeks to match a different stock market index; therefore, investment risk will vary from one investment to another.

         Look for this "warning flag" symbol         throughout the prospectus.
It is used to mark detailed information about each type of risk that you, as a shareholder of the Funds would confront.



The Funds' Objective

Each of the Funds seeks to match, as closely as possible, the performance of a specific stock market index. This objective is fundamental, which means that it cannot be changed unless a majority of Fund shareholders vote to do so.


Indexes

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

      Because of the several types of risk described on the following pages, your investment in the Funds, as with any investment in common stocks, could lose money.

   The Institutional Index Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

   The Total Stock Market Portfolio seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and in the Nasdaq over-the-counter market.

   The Extended Market Portfolio seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).

   The Mid Capitalization Stock Portfolio seeks to parallel the performance of the Standard & Poor's MidCap 400 Index, which comprises a market-weighted group of medium-sized U.S. companies.

   The Small Capitalization Stock Portfolio seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

   The Value Portfolio seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are often considered out of favor with investors.

   The Small Capitalization Value Stock Portfolio seeks to replicate the performance of the Standard & Poor's/BARRA 600 Value Index, which includes those stocks of the S&P SmallCap 600 Index that are often considered out of favor with investors.

   The Growth Portfolio seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with lower-than-average dividend yields and higher-than-average price/earnings and price/book ratios.

   The Small Capitalization Growth Stock Portfolio seeks to track the performance of the Standard & Poor's/BARRA 600 Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher-than-average price/earnings and price/book ratios.


Value Funds and
Growth Funds

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.

      An index fund has operating expenses; a market index does not. Therefore, an index fund -- while expected to track its target index as closely as possible -- will not be able to match the performance of the index exactly.

   Neither Vanguard Institutional Index Fund nor any of the Portfolios of Vanguard Index Trust are sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.

Who Should Invest

Vanguard Institutional Index Fund, or any of the Portfolios of Vanguard Index Trust, may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one investment may more closely meet your investment objectives than the others.

   For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.

- You are seeking some dividend income.

  The Institutional Index Fund and the Value Portfolio may be suitable for you if:

- You want to invest in large companies.

- You are seeking some dividend income.

   The Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios may be suitable for you if:

- You want to focus on the stocks of medium-sized and/or small companies.

- You can accept greater share-price volatility than Vanguard Institutional Index Fund and the other Trust Portfolios tend to experience.

  The Small Capitalization Value Stock Portfolio may be suitable for you if:

- You are seeking exposure to the stocks of small companies that are often considered out of favor in the market.

Investing for the Long Term

The Funds are intended to be long-term investment vehicles; none are designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

- You are comfortable with a higher level of share-price volatility than that experienced by Vanguard Institutional Index Fund and the other Trust Portfolios.

- You are willing to forgo dividend income.

  The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are not seeking dividend income.

- You are looking for more growth potential than the Institutional Index Fund and the Value Portfolio offer -- and are willing to accept greater fluctuations in share price.

  The Small Capitalization Growth Stock Portfolio may be suitable for you if:

- You want to focus on small-company stocks.

- You are seeking a portfolio of stocks considered to have higher-than-average price/earnings and price/book ratios.

- You are willing to accept a high level of share-price fluctuation.

Neither of the Funds would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Funds have adopted the following policies:

- The Funds reserve the right to reject any purchase request into the Funds -- including exchanges from other Vanguard funds -- that they regard as disruptive to the efficient management of the Funds.

   The Funds may exercise this right because of the timing of the investment or because of a history of excessive trading by the investor.

- Five of Vanguard Index Trust's Portfolios (Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock) charge a transaction fee on purchases.

- There is a limit on the number of times you can exchange into or out of the Funds (see "Exchanges" in the INVESTING WITH VANGUARD SECTION).

-  The Funds reserve the right to stop offering shares at any time.


Costs and Market Timing

Some investors try to profit from a strategy called "market-timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Funds discourage short-term trading by, among other things, closely monitoring daily transactions.


Investment Strategy

This section explains how the investment adviser to the Funds pursues the objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by the Funds' shareholders. Unlike the investment objective of the Funds, the adviser's investment strategy is not fundamental and can be changed by the Funds' Board of Trustees without shareholder approval. However, before making any important change in their strategy, the Funds will give shareholders 30 days' notice, in writing.

Market Exposure

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks.

      The Funds are subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which -- in addition to being the target index for the Institutional Index Fund -- is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
U.S. Stock Market Returns (1926 - 1996)
--------------------------------------------------------------------------------
                  1 Year        5 Years        10 Years        20 Years
--------------------------------------------------------------------------------
Best                53.9%          23.9%           20.1%           16.9%

Worst              -43.3          -12.5            -0.9             3.1
Average             12.7           10.4            10.8            10.8
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the Funds in particular.

   Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios, respectively) have been more volatile than -- and at times have performed quite differently from -- the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

   Even indexes that are subsets of the S&P 500 Index -- such as the S&P/BARRA Value Index, the S&P/BARRA Growth Index, the S&P/BARRA 600 Value Index, and the S&P/BARRA 600 Growth Index (the target indexes for the Value, Growth, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios, respectively) -- will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index and the S&P/BARRA 600 Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index and the S&P/BARRA 600 Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.


Large-Cap, Mid-Cap, and Small-Cap Stocks

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

      The Funds are subject, in varying degrees, to objective risk, which is the possibility that returns from a specific type of stock (for instance, small-cap or value) will trail returns from the overall stock market. Each type of stock tends to go through cycles of outperformance and underperformance in comparison to the stock market in general. These periods have, in the past, lasted for as long as several years.


Active Versus Passive Management

Vanguard index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, each "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); and low cost (index funds do not have many of the expenses of an actively managed fund -- such as research -- and their relatively low turnover of securities helps keep brokerage commissions to a minimum).

Security Selection

The Funds employ a "passively managed" investment approach to implement their indexing strategies. Vanguard Core Management Group, adviser to the Funds creates a mix of securities that will match the performance of a benchmark index.

   Vanguard Institutional Index Fund and the Mid Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios hold each stock found in their respective indexes in roughly the same proportions as represented in the indexes themselves. For example, if a particular company made up 5% of the assets in the S&P 500 Index, the Fund would try to invest the same percentage of its assets in that company.

   The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to hold all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,300 stocks), these three Portfolios employ a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in utility stocks with similar characteristics to the Wilshire group.

   The following tables show the number of stocks generally held by Vanguard Institutional Index Fund and the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998. (Note: Numbers for the Fund apply to both Institutional and Institutional Plus Shares; numbers for the Trust's Portfolios apply to both Institutional and Investor Shares, except for the Value and Growth Portfolios, which did not begin issuing Institutional Shares until March 30, 1998.)

                       Institutional Index Fund

              Number of                     Number of Stocks
              Stocks Held                   in Target Index

                 -                               -

                             Index Trust

--------------------------------------------------------------------------------
                            Number of             Number of Stocks
Portfolio                   Stocks Held           in Target Index
--------------------------------------------------------------------------------
Total Stock Market          -                     -
Extended Market             -                     -
MidCap Stock                N/A                   -
SmallCap Stock              -                     -
Value                       -                     -
SmallCap Value Stock        N/A                   -
Growth                      -                     -
SmallCap Growth Stock       N/A                   -
--------------------------------------------------------------------------------

   The top ten holdings for Vanguard Institutional Index Fund and the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997, follow. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998. (Note: Holdings for Vanguard Institutional Index Fund apply to both Institutional and Institutional Plus Shares; holdings for Vanguard Index Trust's Portfolios apply to both Institutional and Investor Shares, except for the Value and Growth Portfolios, which did not begin issuing Institutional Shares until March 30, 1998.)


Portfolio Diversification

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

Institutional Index Fund                           Total Stock Market Portfolio
  1.           -                                    1. General Electric Co.
  2.           -                                    2. The Coca-Cola Co.
  3.           -                                    3. Exxon Corp.
  4.           -                                    4. Microsoft Corp.
  5.           -                                    5. Merck & Co., Inc.
  6.           -                                    6. Intel Corp.
  7.           -                                    7. Philip Morris Cos., Inc.
  8.           -                                    8. Procter & Gamble Co.
  9.           -                                    9. International Business
 10.           -                                       Machines Corp.
  -% of the Portfolio's total net assets.          10. Johnson & Johnson
                                                   14% of the Portfolio's total
                                                       net assets.

Extended Market Portfolio                          SmallCap Stock Portfolio
  1. Berkshire Hathaway                             1. Keystone Financial, Inc.
  2. Electronic Data Systems                        2. Stratus Computer, Inc.
  3. Rhone-Poulenc Rorer, Inc.                      3. Dauphin Deposit Bank
  4. Carnival Corp. Class A                            & Trust
  5. Safeway, Inc.                                  4. Federal-Mogul Corp.
  6. Franklin Resources Corp.                       5. United Carolina Bancshare

  7. RJR Nabisco Holdings Corp.                     6. Citrix Systems, Inc.
  8. The Coca-Cola Co.                              7. Hawaiian Electric
  9. Republic Industries, Inc.                         Industries, Inc.
 10. Washington Mutual, Inc.                        8. Pier 1 Imports, Inc.
  6% of the Portfolio's total net assets.           9. AmeriSource Health Corp.
                                                   10. CCB Financial Corp.
                                                    2% of the Portfolio's total
                                                       net assets.

Value Portfolio                                   Growth Portfolio
  1. Exxon Corp.                                    1. General Electric Co.
  2. Royal Dutch Petroleum Co.                      2. The Coca-Cola Co.
  3. International Business                         3. Microsoft Corp.
     Machines Corp.                                 4. Merck & Co., Inc.
  4. AT&T Corp.                                     5. Intel Corp.
  5. Hewlett-Packard Co.                            6. Philip Morris Cos., Inc.
  6. Citicorp                                       7. Procter & Gamble Co.
  7. Mobil Corp.                                    8. Johnson & Johnson
  8. The Walt Disney Co.                            9. Bristol-Myers Squibb Co.
  9. Chevron Corp.                                 10. Wal-Mart Stores, Inc.
 10. NationsBank Corp.                             35% of the Portfolio's total
 22% of the Portfolio's total net assets.              net assets.

   Keep in mind that, because the makeup of the Funds changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes comprising a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about 150 stocks, has far more of its assets invested in its top ten holdings (35%) than the Total Stock Market Portfolio (14%), which seeks to track a much larger universe of more than 7,300 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.

Portfolio Turnover

Although the Funds seek to invest for the long term, they retain the right to sell any security at any time. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rates for the Funds are expected to remain extremely low. Averages for Vanguard Institutional Index Fund (Institutional Shares), for example, have ranged from 1% to 3% over the past five years. (A turnover rate of 100% would occur if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic index funds investing in common stocks is roughly 20%; for all domestic stock funds, the average turnover rate is 79%.


Investment Policies

Besides investing in the stocks found in their respective target indexes, the Funds may follow a number of other investment policies to achieve their objectives.

      The Funds reserve the right to invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.


Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

   Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Funds. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

   For this reason, the Funds will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Funds will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Funds' assets -- 5% -- may be applied toward the deposits required on such contracts, and the value of all such contracts in which either of the Funds acquires an interest cannot exceed 20% of the Fund's total assets.

   The reasons for which the Funds may use futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Funds' transaction costs by buying futures instead of actual stocks when futures are cheaper.

- To add value to the Funds by buying futures instead of actual stocks when futures are cheaper.

Cash Reserves

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep at least a small percentage of assets in cash reserves to accommodate shareholder redemptions. While some funds, like index funds, strive to keep cash reserve levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


Investment Limitations

To reduce risk and maintain diversification, the Funds have adopted limits on some of their investment policies. Specifically, none of the Funds will:

-  Invest more than 25% of its assets in any one industry.

- Borrow money in an amount that is more than 15% of its assets. If borrowing exceeds 5%, the Funds will not make any additional investments.
   With respect to 75% of its assets, none of the Funds will:

-  Invest more than 5% in the outstanding securities of any one company.

-  Buy more than 10% of the outstanding voting securities of any company.

   The limitations listed in this prospectus and in the Statements of Additional Information are fundamental and may be changed only by approval of a majority of the Funds' shareholders.


Investment Performance

The performance of the Funds is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


Average Annual Total Returns -- Institutional Shares
Periods Ended December 31, 1997
                                     1 Year        5 Years          10 Years
-------------------------------------------------------------------------------
Institutional Index Fund --
  Institutional Shares                -%              -%                -%*
-------------------------------------------------------------------------------
Institutional Index Fund --
   Institutional Plus Shares          -*             --                --
-------------------------------------------------------------------------------
Total Stock Market                    -*             --                --
Wilshire 5000 Index                   -*             --                --
-------------------------------------------------------------------------------
Extended Market**                     -*             --                --
Wilshire 4500 Index                   -*             --                --
-------------------------------------------------------------------------------
SmallCap Stock**                      -*             --                --
Russell 2000 Index                    -*             --                --
-------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.; the Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.

*  Since inception; see pages 2 and 3.

** Does not include transaction fee; see pages 2 and 3.


Average Annual Total Returns -- Investor Shares
Periods Ended December 31, 1997
                                    1 Year        5 Years         10 Years
-------------------------------------------------------------------------------
Total Stock Market                    -%             -%              -%*
Wilshire 5000 Index                   -              -               -*
-------------------------------------------------------------------------------
Extended Market**                     -              -               -
Wilshire 4500 Index                   -              -               -
-------------------------------------------------------------------------------
SmallCap Stock**                      -              -               -
Russell 2000 Index                    -              -               -
-------------------------------------------------------------------------------
Value                                 -              -               -*
S&P/BARRA Value Index                 -              -               -*
-------------------------------------------------------------------------------
Growth                                -              -               -*
S&P/BARRA Growth Index                -              -               -*
-------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

*  Since inception; see pages 2 and 3.

** Does not include transaction fee; see pages 2 and 3.

Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

   The results shown represent the "average annual total return" performance of Vanguard Institutional Index Fund (Institutional and Institutional Plus Shares) and of each Portfolio of Vanguard Index Trust (Institutional and Investor Shares), which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or the for purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995, nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis. Note also that the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.


Share Price

The share price of the Funds, called the net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share for each of the Funds is calculated by adding up the total assets of the Funds, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                Net Asset Value =            Total Assets - Liabilities
                                            ----------------------------
                                            Number of Shares Outstanding

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of each of the Funds shares you own, gives you the dollar amount you would have received had you sold your shares back to the Fund that day.

   The share price of the Funds can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Index Funds. Different newspapers use different abbreviations for the Funds, but the most common are:
InstIdx, InstPlus, TotStIst, ExtenIst, MidCapIst, SmCapIst, ValIst, SmValIst, GroIst, and SmGroIst (for Institutional Shares); and TotSt, Exten, MidCap, SmCap, Value, SmValue, Growth, and SmGrowth (for Investor Shares).


Dividends, Capital Gains, and Taxes

Each March, June, September, and December, Vanguard Institutional Index Fund and the Total Stock Market, Value, and Growth Portfolios of Vanguard Index Trust distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios of Vanguard Index Trust distribute their income in December. The Funds distribute any capital gains realized from the sale of securities in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gain distributions at some other time during the year. Keep in mind that index portfolios tend to provide less in capital gain distributions than actively managed funds generally do.

Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gain distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for less than or more than one year.

   You can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Funds. If you choose to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

   Both dividend and capital gain distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Funds. You should consult your own tax adviser about other tax consequences of an investment in the Funds.


The Funds and Vanguard

Vanguard Institutional Index Fund and Vanguard Index Trust are members of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Trustees and officers of the Funds, and their present positions and principal occupations during the past five years, can be found in the Statements of Additional Information.


Vanguard's Unique
Corporate Structure

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


Investment Adviser


Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services to the Funds.

   Under the terms of an advisory agreement, Vanguard pays for all of Vanguard Institutional Index Fund's expenses (except taxes and brokerage commissions). In exchange, the Fund pays Vanguard a quarterly advisory fee of 0.02% that is based on average daily net assets of the Fund for the quarter. In addition, the Fund pays Vanguard a fee of 0.04% for shareholder services related to the Institutional Shares, and a fee of 0.005% for shareholder services related to the Institutional Plus Shares. (The Institutional Shares and Institutional Plus Shares each bear their own expenses for shareholder services.)

   Each of Vanguard Index Trust's Portfolios receives advisory services from Vanguard on an at-cost basis. For the fiscal year ended December 31, 1997, the
Institutional Shares of the Portfolios paid a total of $             in
investment advisory expenses. (The Total Stock Market Portfolio paid $-, the Extended Market Portfolio paid $-, and the Small Capitalization Stock Portfolio paid $-.) For the fiscal year ended December 31, 1997, the Investor Shares of
the Portfolios paid a total of $             in investment advisory expenses.
(The Stock Market Portfolio paid $-, the Extended Market Portfolio paid $-, the Small Capitalization Stock Portfolio paid $-, the Value Portfolio paid $-, and the Growth Portfolio paid $-.) (Note: the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the

Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.)

   The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Funds' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Group will not pay higher commissions specifically for the purpose of obtaining research services. The Funds may direct the Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

The Funds' Adviser

Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1997, the Group managed more than $__ billion in total assets. The individual primarily responsible for overseeing the Funds' investments is:

   George U. Sauter, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College, M.B.A., University of Chicago.


General Information

Vanguard Institutional Index Fund is organized as a Pennsylvania business trust. The Fund offers two separate classes of shares: Institutional Shares and Institutional Plus Shares. The Institutional Shares are available to investors who meet the $10 million investment minimum and may require special employee benefit plan services. The Institutional Plus Shares are available to investors who meet the $200 million investment minimum and do not require special employee benefit plan services.

   Vanguard Index Trust is organized as a Pennsylvania business trust. The Trust offers two separate classes of shares: Institutional Shares and Investor Shares. The Institutional Shares are available to investors who meet the $10 million investment minimum. The Investor Shares are available to investors who meet the $3,000 investment minimum (these shares are offered by a separate prospectus).

   Shareholders of the Funds have rights and privileges similar to those enjoyed by other trust shareholders. For example, shareholders will not be responsible for any liabilities of the Funds. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each of the Funds shares outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Funds except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a trustee if the holders of at least 10% of the Fund's shares request a meeting in writing.

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Funds or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS, OR ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P's only relationship to the Funds is the licensing of the S&P marks and S&P 500, which is determined, composed and calculated by S&P without regard to the Funds. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

The Funds described in this prospectus are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Funds as an investment option.

- If you have any questions about the Funds, or Vanguard, including the Funds' investment objective, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Funds' shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Funds and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any of the Funds during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Funds, or a series of movements between Vanguard funds. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

    Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

MANDATORY CONVERSION TO INSTITUTIONAL SHARES OR INVESTOR SHARES

Vanguard Institutional Index Fund reserves the right to convert an investor's Institutional Plus Shares into the Institutional Shares of the Fund if the investor's account balance falls below $200 million. The Total Stock Market, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios each reserves the right to convert an investor's Institutional Shares into the Investor Shares of the same Portfolio if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor. There will be no portfolio transaction fee imposed on share class conversions.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about the Funds, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

    If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold



                                       --
will be the Funds' next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).

    Vanguard must consider the interests of all of the Funds' shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Funds' operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-   Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB

www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


                                       --

Glossary of Investment Terms

Active Management
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gain Distribution
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Dollar-Cost Averaging
Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

Index
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

Investment Adviser
An organization that makes the day-to-day decisions regarding a portfolio's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Passive Management
A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

Portfolio Diversification
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

Price/Earnings (P/E) Ratio
The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal
The amount of your own money you put into an investment.

Securities
Stocks, bonds, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       Institutional Division
                                                       Post Office Box 2900
                                                       Valley Forge, PA 19482


FOR PARTICIPANTS IN                        FOR OTHER INSTITUTIONAL                 ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS                   INVESTORS                               VANGUARD MUTUAL FUND
                                           1-800-523-1036                          EDUCATION AND INFORMATION
PARTICIPANT SERVICES CENTER                For information on Vanguard             CENTER
1-800-523-1188                             funds and services                      World Wide Web
TEXT TELEPHONE:                                                                    www.vanguard.com
1-800-523-8004
For information on the                                                             E-mail
Vanguard funds in your plan,                                                       online@vanguard.com
Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time







                                                                                   (C) 1998 Vanguard Marketing
                                                                                   Corporation, Distributor















I040N

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INSTITUTIONAL SHARES OF THE MID CAPITALIZATION STOCK PORTFOLIO, THE VALUE PORTFOLIO, THE SMALL CAPITALIZATION VALUE STOCK PORTFOLIO, THE GROWTH PORTFOLIO, AND THE SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO OF VANGUARD INDEX TRUST MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR VANGUARD INSTITUTIONAL INDEX FUND AND VANGUARD INDEX TRUST PLEASE CONTACT VANGUARD'S INSTITUTIONAL INVESTOR GROUP AT 1-800-523-1036.

                    SUBJECT TO COMPLETION PRELIMINARY STATEMENT OF

                         OF ADDITIONAL INFORMATION DATED

                               JANUARY 9, 1998

                                   PART B

                       VANGUARD INSTITUTIONAL INDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 30, 1998



This Statement is not a prospectus but should be read in conjunction with the Fund's Prospectus dated March 30, 1998, as may be amended from time to time. To obtain the Prospectus, please call:


                   INSTITUTIONAL INVESTOR SERVICES DEPARTMENT
                                 1-800-523-8066

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................   B-1
Investment Limitations....................................................................   B-4
Purchase of Shares........................................................................   B-5
Redemption of Shares......................................................................   B-6
Management and Advisory Services..........................................................   B-7
Portfolio Transactions....................................................................   B-9
Description of Shares and Voting Rights...................................................   B-9
Financial Statements......................................................................  B-10
Yield and Total Return....................................................................  B-10
Performance Measures......................................................................  B-10

                       INVESTMENT OBJECTIVE AND POLICIES

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodial bank until repurchased. In addition, the Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES. The Fund may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. The Fund does not use futures or options for speculative purposes. The Fund will only use futures and options to simulate full investment in the underlying index while retaining a cash balance for fund management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract that has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Trust's Portfolios intend to use futures contracts only for bona fide hedging purposes.


Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions could also have an adverse impact on the ability to hedge it effectively.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategy of the Fund is engaged in only for hedging purposes, the Fund's officers do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS


The following restrictions supplement the Fund's investment limitations set forth in the Prospectus. Except as otherwise indicated, these restrictions are fundamental policies of the Fund which cannot be changed without the approval of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not under any circumstances:


 1) change its investment objective, which is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks;

 2) change its investment policy, which is to attempt to duplicate the performance of Standard & Poor's 500 Composite Stock Price Index by owning as many of the 500 stocks contained in the index as is feasible;

 3) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interests therein except that the Fund may invest in stock index futures contracts, stock options and options on stock index futures contracts to that extent that not more than 5% of the Fund's assets are required as margin deposit for such futures contracts and not more than 20% of the Fund's assets are invested in futures and options at anytime;

 4) lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities";

 5) purchase securities on margin or sell securities short except as described in limitation number 3 above;

 6) with respect to 75% of the Fund's assets, (i) purchase more than 10% of the outstanding voting securities of any company, or (ii) purchase securities of any issuer (except obligations of the United States Government and its instrumentalities), if as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

 7) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

 8) pledge, mortgage or hypothecate the Fund's assets to an extent greater than 5% of its total assets;

 9) invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by
    Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and policies consistent with those of the Fund;

10) invest for the purpose of controlling management of any company;

11) engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

12) invest more than 25% of the value of its total assets in any one industry;

13) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "3" above; and

14) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies.


                               PURCHASE OF SHARES

The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

EXCHANGE OF SECURITIES FOR SHARES OF THE FUND. In certain circumstances, shares of the Fund may be purchased in exchange for common stocks. Such common stocks must be included in the appropriate Index and have a market value in excess of $10,000. Securities accepted by the Fund will be valued as set forth in the Fund's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of the Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

The Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, included in the Fund; (2) such an exchange will not cause the Fund's weightings to become imbalanced with respect to the weightings of the stocks included in the Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (i.e., one that does not involve a trade of substantial size which artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.

Investors interested in such purchases should contact the Fund.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held.

The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part investment securities or in cash as the Fund may deem appropriate, however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of the Fund and each Portfolio," and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                        MANAGEMENT AND ADVISORY SERVICES

TRUSTEES AND OFFICERS

The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Trustees. The Trustees set broad policies for the Fund and choose its Officers. The following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*
     Chairman, Director and former Chief Executive Officer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive
Officer & Trustee*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the other investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Trustee

     Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesly College.


BRUCE K. MACLAURY, Trustee

     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, Trustee

     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England
     Telecommunications Company.


ALFRED M. RANKIN, JR., Trustee

     Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.


JOHN C. SAWHILL, Trustee

     President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.


JAMES O. WELCH, JR., Trustee

     Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.


J. LAWRENCE WILSON, Trustee

     Chairman and Chief Executive Officer of Rohm & Hass Company; Director of Cummins Engine Company, and The Mead Corporation; Trustee of Vanderbilt University.


RAYMOND J. KLAPINSKY, Secretary*

     Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.


RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------

*Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

REMUNERATION OF TRUSTEES AND OFFICERS


The Fund's Trustees and Officers receive no direct remuneration from the Fund. However, the Trustees do receive remuneration for their service as Directors or Trustees of the Funds comprising the Vanguard Group of Investment Companies. The following table provides detailed information with respect to the aggregate amounts paid or accrued for the Trustees by the Vanguard Funds for the fiscal year ended December 31, 1997.


                               COMPENSATION TABLE


                                                                ESTIMATED          TOTAL COMPENSATION
                                                             ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
                     NAMES OF TRUSTEES                       UPON RETIREMENT       PAID TO TRUSTEES(2)
-----------------------------------------------------------  ---------------     -----------------------
John C. Bogle(1)                                                      --                      --
John J. Brennan(1)                                                    --                      --
Barbara Barnes Hauptfuhrer                                       $    --                 $    --
Robert E. Cawthorn                                               $    --                 $    --
Bruce K. MacLaury                                                $    --                 $    --
Burton G. Malkiel                                                $    --                 $    --
Alfred M. Rankin, Jr.                                            $    --                 $    --
John C. Sawhill                                                  $    --                 $    --
James O. Welch, Jr.                                              $    --                 $    --
J. Lawrence Wilson                                               $    --                 $    --


---------------

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


THE VANGUARD GROUP


The Fund currently employs The Vanguard Group, Inc. ("Vanguard") to provide management, administrative and investment advisory services. Vanguard also provides virtually all of the corporate management, administrative, and distribution services for The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in excess of $310 billion. Vanguard also provides investment advisory services to certain Vanguard Funds.


Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Fund and also furnishes the Fund with the necessary office space, furnishings and equipment.

The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

The Fund receives all investment advisory services from Vanguard's Core Management Group. The Core Management Group manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. The Core Management Group discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.


The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index, Vanguard Treasury Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $-- billion as of December 31, 1997. The Fund is not actively managed, but is instead administered by the Core Management Group, using computerized, quantitative techniques.

Under the terms of the Service and Advisory Agreement, Vanguard pays all of the Fund's expenses, except for taxes and brokerage commissions. For the years ended December 31, 1995, 1996, and 1997, the Fund paid approximately $3,057,000,
$5,580,669, and   --  , respectively, to Vanguard for services rendered under the Service and Advisory Agreement in effect for the Fund's 1995, 1996 and 1997 fiscal year end.


                             PORTFOLIO TRANSACTIONS

In placing portfolio transactions, the Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.


Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among broker dealers. For the years ended December 31, 1995, 1996, and 1997, the
Fund paid $496,995, $862,036, and   --  , respectively, in brokerage
commissions.


                    DESCRIPTION OF SHARES AND VOTING RIGHTS

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value. The Board of Trustees has the power to designate one or more classes or series of shares. Currently, the Fund is offering shares of one series, which issues two classes of shares: Vanguard Institutional Index Fund-Institutional Shares and Vanguard Institutional Index Fund-Institutional Plus Shares.

The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class or series, shall be voted in the aggregate and not by class or series, except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class or series; and (ii) when the matter does not affect any interest of a particular class or series, then only shareholders of the affected classes or series shall be entitled to vote thereon.

The Fund will continue without limitation of time, provided however that:

          (1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of the Fund;

          (2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund; and

          (3) Without the approval of the shareholders of the Fund, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), 3) above the Trust shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

SHAREHOLDER AND TRUSTEE LIABILITY. Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable (and not because of such shareholder's acts or omissions) for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS


The Fund's financial statements for the year ended December 31, 1997, including the financial highlights for each of the periods, appearing in the Vanguard Institutional Index Fund 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                             YIELD AND TOTAL RETURN


The average annual total return of the Institutional Shares of the Fund* for one year, three and five years ending December 31, 1997, and since inception on July 31, 1990 was + -- %, + -- %, + -- % and + -- %, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods (or life of Fund, as applicable) set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment. The annualized yield for the Institutional Shares of the Fund for the thirty days ended December 31, 1997 was + -- %.

---------------

* The Fund reserves the right to deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of shares of the Fund if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management; total return figures are not adjusted to reflect this transaction fee.

                              PERFORMANCE MEASURES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

The Fund may from time to time use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.


LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.


BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index, 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard and Poor's Telephone Index).


LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

                                     PART C
                       VANGUARD INSTITUTIONAL INDEX FUND
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
(a) FINANCIAL STATEMENTS.


The Registrant's financial statements for the year ended December 31, 1997, including the financial highlights for each of the respective periods presented, appearing in the Vanguard Institutional Index Fund's 1997 Annual Report to Shareholders and the reports thereon of Price Waterhouse LLP, independent accountants, are incorporated by reference in this Statement of Additional Information, from the Registrant's 1997 Annual Report to Shareholders which has been filed with the Commission. The Financial Statements included in the Annual Report are:



 1. Statement of Net Assets as of December 31, 1997.


 2. Statement of Operations for the year ended December 31, 1997.


 3. Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997.


 4. Financial Highlights for the respective periods ended December 31, 1997.

 5. Notes to Financial Statements.
 6. Report of Independent Accountants.

(b) EXHIBITS

 1. Declaration of Trust.**
 2. By-Laws of Registrant.**
 3. Not Applicable.
 4. Not Applicable.
 5. Not Applicable.
 6. Not Applicable.
 7. Reference is made to the section entitled "Management and Advisory Services" in the Registrant's Statement of Additional Information.
 8. Form of Custody Agreement.**
 9. Form of Vanguard Service Agreement.**
10. Opinion of Counsel.**

11. Consent of Independent Accountants.+

13. Not Applicable.
14. Not Applicable.
15. Not Applicable.
16. Schedule for Computation of Performance Quotations.*
18. Registrant's Form of Multiple Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.**
19. Powers-of-Attorney.**
27. Financial Data Schedule.*
---------------
 * Filed herewith.
** Previously filed.

 + To be filed by amendment.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management and Investment Advisory Services" in the Prospectus constituting Part A and "Management and Advisory Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


As of December 31, 1997 there were   --  shareholders of the Fund.


ITEM 27. INDEMNIFICATION

Reference is made to Article XI of Registrant's Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment advisory services are provided to the Registrant by The Vanguard Group, Inc. a jointly-owned subsidiary of the Funds in the Vanguard Group of Investment Companies. See the information concerning The Vanguard Group, Inc. set forth in Parts A and B. For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of trustee, officer, employee, partner or trustee, reference is made to Form ADV (File #801-11953) filed by it under the Investment Advisers Act of 1940.

ITEM 29. PRINCIPAL UNDERWRITERS
(a) None.
(b) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, PA 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Broad and Market Streets, Philadelphia, PA 19103.

ITEM 31. MANAGEMENT SERVICES

Other than the Service and Advisory Agreement with The Vanguard Group, Inc. which was previously filed as an Exhibit and described in Part B hereof under "Management and Advisory Services," the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS


Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness pursuant to paragraph (a) of Rule 485 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 9th day of January, 1998.


VANGUARD INSTITUTIONAL INDEX FUND

BY: (Raymond J. Klapinsky)*
    John J. Brennan, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)*
    John C. Bogle, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    John J. Brennan, President, Trustee and Chief Executive Officer

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Robert E. Cawthorn, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Barbara B. Hauptfuhrer, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Bruce K. MacLaury, Jr., Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Burton G. Malkiel, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Alfred M. Rankin, Jr., Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    John C. Sawhill, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    James O. Welch, Jr., Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    J. Lawrence Wilson, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Richard F. Hyland, Treasurer and Principal
    Financial Officer and Accounting Officer

    January 9, 1998


* As Attorney-in-Fact, pursuant to Power-of-Attorney. See Form SE filed for the Windsor Funds, Inc. (File Number 2-14336), as filed with the Commission on or about January 23, 1990, incorporated by reference.

                               INDEX TO EXHIBITS


Schedule for Computation of Performance Quotations...................................  EX-99.B16
Financial Data Schedule..............................................................  EX-27